Keefe, Bruyette & Woods
2012 Insurance Conference

September 5, 2012



SELECTIVE®

Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Foundation for Success

Dale Thatcher
EVP, Chief Financial Officer



SELECTIVE®

Who We Are

- $1.5B 2011 NPW
- Super-regional carrier
- Standard Lines distributed through independent agents
- E&S distributed through wholesale agents
- 80% standard commercial lines
- History of financial strength



E&S and Standard Lines -
E&S only -

SELECTIVE®

Business Diversification

Standard Commercial Lines

- 22 state footprint
- 1,000 independent agency relationships
- Average account size of $9,000

Personal Lines

- 13 state footprint
- 580 independent agents
- Agents want joint C/L & P/L markets
- Flood 2011 net income of $11M

E&S Contract Binding Authority

- Right time to enter business
- Wholesale agents have controlled binding authority and no claims authority
- Within E&S, lower hazard and dollar limits
- Average account size of $2,200

SELECTIVE®

Diversification Leads to Profit Opportunities



Net Premiums Written %
2011
2%
18%
80%
Projected
5-Year View
10-15%
20%
65-70%
Commercial
Personal
Excess & Surplus

SELECTIVE®

Financial Strength is our Foundation for Success

- **Underwriting stability**
- **Disciplined reserving**
- **Conservative investments**
- **Benefits of leverage**



SELECTIVE®

Underwriting Stability


Statutory Combined Ratio – SIGI vs. Industry
%
115
110
105
100
95
90
85
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI (STD. DEV 3.8)
Industry (STD. DEV 4.5)

Source: A.M. Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments since 2007

Impact of CATs on Combined Ratio



SIGI Avg = 2.3 pts
Ind. Avg. = 4.4 pts
pts
12
10
8
6
4
2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI
Industry

Source: AM Best

Selective June YTD CAT Losses of 4.8 pts

SELECTIVE®

Managing Increased Catastrophes

- Increased CAT reinsurance program from $360M in excess of $40M to $435M in excess of $40M
- Personal Lines
  - Maximizing rate in homeowners
  - Age of roof restrictions
  - Deductible changes

Calendar Year Development


8%
6%
4%
2%
0%
-2%
-4%
(Favorable)/Adverse Points
2002
2003
2004
2005
2006
2007
2008
2009
2010*
2011
Industry
SIGI

SELECTIVE®

Source: AM Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments

*2010 Industry development includes $4B charge from AIG

Conservative Investment Portfolio

- Well diversified, laddered portfolio
- Deployed high dividend yield equities strategy in 2011
- Only 1.5% of bond portfolio rated "BB" & below
- 3.4 year average duration
- Investment leverage of 3.85 x yield of 2.44% = 9.4% ROE

$4.2B Invested Assets
June 30, 2012


Bonds 90%
"AA-" Avg Rating
Short-Term 3%
Alternatives 3%
Equities 4%

SELECTIVE®

Selective's Use of Underwriting Leverage



Premium to Surplus Ratio
1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
1.9
1.3
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
0.9
1.5
0.8
1.3
0.7
1.4
0.8
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI
Industry

Sources: ISO, AM Best, III

Note: Industry excluding Mortgage and Financial Guaranty Segments since 2007

SELECTIVE®

Impact of Leverage



Combined Ratio Required for 12% ROE
SIGI
Industry
100 %
90
80
70
~95%
Investment Leverage 3.7x
U/W Leverage 1.4x
~87%
Investment Leverage 2.3x
U/W Leverage 0.8x
2011

Industry Source: AM Best Estimates

SELECTIVE®

Standard Lines Combined Ratio Improvement Plan


%
115
110
105
100
95
90
85
103.3
6.5
(12.5)
(1.5)
(2.0)
1.0
~95.0
Adjusted 2011*
Loss Trend
Pricing
Underwriting
Claims
Expense
2014P

*Adjusted for excess CATS and favorable reserve development

SELECTIVE®

Strategic Overview

Greg Murphy

Chairman, President & CEO



SELECTIVE®

What Makes Us Unique

- Empowered decision makers
- Superior agency relationships
- Sophisticated tools
- Focus on customer experience
- Excellent risk management

Culture of Continuous Improvement

SELECTIVE®

Relationships with the Highest Caliber Agents

- Franchise value
- Greater share of wallet
- Strong feedback loop



2011

- $1.5M NPW per agency
- 8.3/10 on agency survey

SELECTIVE®

A Regional with National Capabilities

Capabilities of a National
- Sophisticated pricing
- Fraud and recovery models
- Advanced data and technology

Nimbleness of a Regional
- Relationships
- Local decision making

Selective: A Unique Super-Regional

Pricing Sophistication – Dynamic Portfolio Manager

- ~20 factors driven through DPM generate individual policy guidance and portfolio level impact
  - Line of business and segment strategy
  - CAT modeling
  - Predictive modeling
  - Agency profitability
  - Risk characteristics
  - "What-if" profitability analysis of an underwriter's book

Pricing Sophistication – Dynamic Portfolio Manager



July 2012 YTD Pricing by Retention Group
Commercial Lines Price
14%
12%
10%
8%
6%
4%
2%
0%
90%
80%
70%
60%
Retention
Above Average
Average
Below Average
Low
July YTD Price = 5.9%

SELECTIVE

Relationships Drive Pricing Through the Cycle



Commercial Lines Price
8%
7%
6%
5%
4%
3%
2%
1%
0%
Quarterly Retention
90%
85%
80%
75%
70%
65%
60%
2Q:09
1Q:10
1Q:11
1Q:12
Jul:12
13 Consecutive Quarters of Positive Price

SELECTIVE

Personal Lines Sophistication

Homeowners

- Maximizing rate
- By-peril rating
- Encourage whole account customers



Auto

- Maximizing rate
- Continued mix improvements
- Underwriting restrictions
- Claims initiatives
- Age of book



SELECTIVE®

Homeowners Pricing



7%
6%
5%
4%
3%
2%
1%
0%
Filed Rate
95%
85%
75%
65%
Retention
2008
2009
2010
2011
June YTD 2012

Total impact of all 2012 rate increases ~ 11%
Targeting upper-80's combined ratio in normal CAT year

SELECTIVE®

Personal Auto Pricing


7%
6%
5%
4%
3%
2%
1%
0%
Filed Rate
95%
85%
75%
65%
Retention
2008
2009
2010
2011
June YTD 2012

Total impact of all 2012 rate increases ~ 6%

SELECTIVE®

Achieving Better Outcomes in Claims



2011
2012
2013

- Fraud detection model
- Recovery model
- Triage
- Comprehensive data management tools
- Complex claims
- Medical management

Projected 3 Point Loss Cost Savings

SELECTIVE®

Why Invest in Selective?

- Proven ability to manage the market cycle
- Growth at the right time
  - Grew faster and longer in last hard market
- Strong balance sheet limits downside
- Attractive valuation with 3% dividend yield


NASDAQ WELCOMES
SELECTIVE INSURANCE
GROUP, INC.
NASDAQ LISTED [SIGI]
SELECTIVE®
Response is everything.℠
NASDAQ

SELECTIVE®

Financial Highlights 2008 – Q2 2012

	2008	2009	2010	2011	Q1:2012	Q2:2012
NPW Growth	(4.5)%	(4.7)%	(2.3)%	6.8%	16.1%	13.6%
Operating EPS*	$1.43	$1.39	$1.38	$0.38	$0.28	$0.01
Net Income per Share*	$0.82	$0.68	$1.23	$0.40	$0.33	$0.01
Dividend per Share	$0.52	$0.52	$0.52	$0.52	$0.13	$0.13
Book Value per Share*	$15.81	$17.80	$18.97	$19.45	$19.76	$19.75
Return on Equity*	4.7%	4.1%	6.8%	2.1%	6.8%	0.1%
Operating Return on Equity*	8.2%	8.3%	7.7%	2.0%	5.7%	0.1%
Statutory Combined Ratio - Total	99.2%	100.5%	101.6%	106.7%	99.1%	106.2%
- Commercial Lines	98.5%	99.8%	100.8%	104.3%	99.2%	105.6%
- Personal Lines	103.7%	104.4%	106.4%	117.3%	97.7%	109.2%
GAAP Combined Ratio – Total*	100.0%	99.9%	101.4%	107.2%	100.4%	106.9%
- Commercial Lines*	99.2%	98.8%	100.0%	104.8%	101.4%	106.1%
- Personal Lines*	105.1%	105.6%	108.3%	117.8%	95.5%	110.6%

**Historical values have been restated to reflect impact of DAC accounting change*

SELECTIVE®

Net Operating Cash Flow


($ in millions)
Cash Flow as % of NPW
440
390
340
290
240
190
140
90
40
386
25%
241
16%
228
16%
159
11%
123
8%
2007
2008
2009
2010
2011

YTD June 2012: $52M

SELECTIVE®

Investment Income – After-tax


($ in millions)
140
130
120
110
100
90
80
70
60
50
40
134
105
96
111
111
2007
2008
2009
2010
2011

YTD June 2012: $50M

SELECTIVE®

Conservative Reinsurance Program


% of Equity at Risk
Blended Model Results (RMS v11 & AIR v13)
Long Term
Near Term
25%
20%
15%
10%
5%
0%
3%
4%
16%
21%
1% Probability
0.4% Probability

CAT cover: $435M in excess of $40M

Percentages are after tax and include applicable reinstatement premium.
Data as of 7/11; Equity data as of December 31, 2011.

SELECTIVE®

Focused Expense Management



SIGI
Peer Median
36
35
34
33
32
31
30
29
28
27
26
2007
2008
2009
2010
2011

Source: SNL Financial

Peers include CINF, CNA, HIG, STFC, THG, TRV, UFCS, and WRB

SELECTIVE®

Insurance Operations Productivity



($ in 000s)
NPW per employee
Expense ratio
900
700
500
300
33
32.5
32
31.5
31
30.5
30
29.5
29
797
797
766
761
791
807
2007
2008
2009
2010
2011*
6/30/12*

*Excludes E&S Operations

SELECTIVE®

Pricing Sophistication – Predictive Modeling


Pricing by Diamond
Price
12%
10%
8%
6%
4%
2%
0%
-2%
92%
88%
84%
80%
2nd Quarter 2012 Retention
1&2 Diamond
3 Diamond
4&5 Diamond
2009
2010
2011
Q2:2012

SELECTIVE®

Commercial Lines Profitability



Statutory Combined Ratios
%
115
110
105
100
95
90
85
102.2
1.1
101.1
100.9
2.4
98.5
95.4
1.5
93.9
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
97.5
104.3
6.4
97.9
102.4
3.6
98.8
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
YTD June 2012
Impact of Catastrophe Losses
Combined Ratio excluding CATS

SELECTIVE®

Premium by Strategic Business Unit
2011 Standard Commercial Lines
Direct Premium Written


Bonds
2%
Community and
Public Services
23%
Contractors
34%
Manufacturing
& Mercantile
41%

SELECTIVE®

Premium by Line of Business
2011 Commercial Lines Net Premium Written


Workers Compensation 21%
General Liability 29%
Commercial Property 16%
Other 3%
Bonds 2%
BOP 6%
Auto 23%

SELECTIVE®

Long-Term Shareholder Value Creation


$25
$20
$15
$10
$5
$0
0.30
11.57
0.31
12.96
0.35
14.96
0.40
16.44
0.44
17.87
0.49
18.82
0.52
15.81
0.52
17.80
0.52
18.97
0.52
19.45
0.52*
19.75
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Jun-12
Book Value
Dividend

*Annualized indicated dividend

Note: Book value restated for change in deferred policy acquisition costs (2002-2006 Estimated)

SELECTIVE®